EXHIBIT 99.1
EXECUTION COPY
LIMITED WAIVER WITH RESPECT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
     This LIMITED WAIVER WITH RESPECT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”) is entered into as of this 18th day of November, 2005, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Requisite Lenders. Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of June 1, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Requisite Lenders have agreed to waive certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and the Requisite Lenders hereby agree as follows:
SECTION 1. Limited Waiver. Effective as of September 30, 2005, the Agent and Requisite Lenders hereby waive (i) any breach or violation of Section 3.4 or Section 3.16 of the Credit Agreement and any Default or Event of Default arising solely as a result thereof, solely to the extent arising from the fact that the financial statements referenced in Sections 3.4(a) and 3.4(b) do not reflect expenses for deferred compensation that should have been recognized by Borrower for the Fiscal Year ending March 31, 2003, the Fiscal Year ending March 31, 2004 and the Fiscal Year ending March 31, 2005 under an employment agreement with Eric H. Paulson and separation payments made to Charles E. Cheney, as long as the aggregate amount thereof does not exceed $1,400,000 for all periods prior to the Fiscal Year ending March 31, 2005 and (ii) any breach or violation of Section 5.5 of the Credit Agreement and any Default or Event of Default arising solely as a result thereof, solely to the extent arising from the failure by Borrower to file its Form 10-Q quarterly report with the Securities and Exchange Commission (“SEC”) for the Fiscal Quarter ending September 30, 2005 in compliance with the rules and regulations of the SEC solely as a result of the lack of the required certification of such Form 10-Q quarterly report by Borrower’s chief financial officer and chief executive officer, and the lack of the required quarterly review of such Form 10-Q quarterly report by Borrower’s independent registered public accounting firm, so long as Borrower shall conclude the filing of such Form 10-Q quarterly report with the SEC in compliance with the with rules and regulations of the SEC no later than November 23, 2005 (collectively, the “Specified Defaults”).
SECTION 2. Conditions The effectiveness of this Waiver is subject to the satisfaction of each the following conditions precedent:
     (a) this Waiver shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and Requisite Lenders;
     (b) the Borrower shall have paid to the Agent, for the ratable benefit of each Lender signatory hereto, an amendment fee in an amount equal to 0.05% of the Commitments of such Lender (which fee shall be fully earned and payable on the date hereof and shall be non-refundable once paid); and
     (c) the representations and warranties contained herein shall be true and correct in all respects.
SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Waiver, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Waiver, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Waiver, except to the extent that any such representations and warranties expressly relate to an earlier date;
     (b) the execution, delivery and performance by such Credit Party of this Waiver has been duly authorized by all necessary corporate action required on its part and this Waiver, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Waiver by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing.

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SECTION 4. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Waiver shall be construed in connection with and as part of the Credit Agreement.
SECTION 5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
SECTION 6. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute part of this Waiver for any other purposes.
SECTION 7. Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver as of the date first written above.

BORROWER: NAVARRE CORPORATION
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Name:
Title:

[Signature Page to Limited Waiver With Respect To Third Amended
and Restated Credit Agreement]

LENDERS
By:
Name:
Title:

[Signature Page to Limited Waiver With Respect To Third Amended
and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party
By:
Name:
Title:

BCI ECLIPSE COMPANY, LLC, as Credit Party
By:
Name:
Title:

FUNIMATION PRODUCTIONS LTD., as Credit Party By: Navarre CP, LLC, its General Partner
By:
Name:
Title:

FUNIMATION STORE LTD., as Credit Party By: Navarre CS, LLC, its General Partner
By:
Name:
Title:

NAVARRE CP, LLC, as Credit Party
By:
Name:
Title:

NAVARRE CLP, LLC, as Credit Party
By:
Name:
Title:

[Signature Page to Limited Waiver With Respect To Third Amended
and Restated Credit Agreement]

NAVARRE CS, LLC, as Credit Party
By:
Name:
Title:

[Signature Page to Limited Waiver With Respect To Third Amended
and Restated Credit Agreement]